UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California	94105

(Address of principal executive offices)	(Zip code)
Randall W. Merk
Schwab Investments – Schwab Global Real Estate Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: February 28, 2010

Item 1: Report(s) to Shareholders.

Annual report dated February 28, 2010 enclosed.

Schwab Global Real Estate Fundtm

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Schwab Global Real Estate Fundtm

Annual Report
February 28, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Global Real Estate Fundtm (Ticker Symbol: SWASX)[1]	85.71%	*

FTSE EPRA/NAREIT Global Index[2]	86.19%
FTSE EPRA/NAREIT Developed (Net) Index[3]	83.15%
Fund Category: Morningstar Specialty–Real Estate	77.08%

Performance Details	pages 6-7

Minimum Initial Investment[4]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

[1]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

[2]	As of 3/24/09, the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

[3]	This index was used as the fund’s benchmark until 3/23/09. Until 3/23/09, this index was called FTSE EPRA/NAREIT Global Index.

[4]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

After a precipitous fall in the previous year, we saw strong performance in the global real estate markets during the 12-month reporting period. This was fueled, in part, by a general market perception that the global economic environment was, at last, improving. This led to increased investor confidence and a higher tolerance for risk in certain real estate sectors. Generally speaking, developing markets outperformed developed markets, but performance was good in both during the period.

While the Schwab Global Real Estate Fundtm returned 85.71%, the performance was consistent with the returns for the FTSE EPRA/NAREIT Global Index. During the period, publicly traded real estate companies demonstrated that they have the capacity to raise capital from varied sources and that they are not heavily dependent on the kind of governmental monetary support that the United States, the United Kingdom, and the European Union have provided for certain segments of the real estate market, such as residential mortgages.

Investments in the global real estate markets can be an important component in an investor’s portfolio. A period of volatile returns, such as the fund has experienced during the last 12 months, reinforces the importance of investors reviewing their current allocations to make sure that their portfolios are consistent with their tolerance for risk and are meeting their investment goals.

For details about the performance of the fund, please see the managers’ discussion and analysis in the following pages. If you have any questions about the Schwab Global Real Estate Fundtm or any other Schwab Fund, we are always available at 1-800-435-4000, or additional resources may be found on schwab.com.

Thank you for investing with us.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

An important trend in global property and Real Estate Investment Trust (REIT) markets seen during the 12-month period was increased access to capital, including the ability to raise money in order to pay down debt. The one year return, as of February 28, 2010, for the FTSE EPRA/NAREIT Global Index was 86.19%. Although prices on many global real estate securities are still below the highs that were reached in 2007, prices seemed to be stabilizing after falling throughout 2008 and early 2009. In general, developing markets outperformed developed markets, but performance was solid in both groups.

Among the developing countries, China’s real estate market has only come to the forefront during the last ten years. During the period, vacancy rates for commercial real estate in China were variable, though some markets, such as Shanghai, saw growth along with new development. In addition, demand for residential real estate rose throughout the period. Brazil was another country that reported growth in real estate, especially in the affordable and mid-tier housing sectors. Brazil remains focused on regulatory reforms and efforts to increase lending, both of which helped to drive demand during the period.

While real estate markets in North America and Europe remained oversupplied and the United States experienced rising default rates in commercial real estate loans, several important local markets appeared to have bottomed in late 2009. Moreover, at least three leading global office markets—Central London, Midtown Manhattan, and Hong Kong—reported significant increases in demand for rentals in recent months. Furthermore, rents for prime space have risen in both London and Hong Kong in early 2010.

Importantly, outside of Asia and a small number of countries such as Brazil, real estate development continued to plummet. In the United States, for example, construction dropped to new low levels in all major property sectors except lodging. This could be important because less new supply could potentially help the absorption rate of existing space as real estate markets (and the global economy) move toward recovery.

Also on the positive side, property values have begun to stabilize or even rise in some markets. For example, the Moody’s REAL All Property Type Aggregate Index (a measure of investment property values in the United States) rose for the third straight month in January 2010. Moreover, since bottoming in October 2009, U.S. commercial property values have risen 6.3%. In addition, according to Investment Property Databank, commercial property values rose 10% during the fourth quarter of 2009 in the United Kingdom.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

53.62%	S&P 500 Index: measures U.S. large-cap stocks

86.19%	FTSE EPRA/NAREIT Global Index[1]: measures (in U.S. dollars) real estate equities worldwide

55.32%	MSCI-EAFE Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

9.32%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

[1]	As of 3/24/09 the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

4 Schwab Global Real Estate Fund

Fund Management

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

Dionisio Meneses, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in 2007 and has worked in real estate research, analysis and investment since 1985.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fund

The Schwab Global Real Estate Fund returned 85.71% for the 12-month period that ended February 28, 2010, while the comparative index, the FTSE EPRA/NAREIT Global Index, returned 86.19%.

The fund was overweight residential REITs (apartments), which contributed to the fund’s relative performance, but individual stock selection in apartments detracted. The fund held fewer lower-quality securities during the period, which also detracted from the fund’s relative performance. On a sector level, hotels were the fund’s biggest contributor. The fund’s allocation to cash detracted from performance.

Country allocations to Canada, Hong Kong, and Japan detracted from the fund’s performance during the period, while allocations to the United States, Brazil, India, Mexico, China, and to a lesser extent, Australia, contributed. During the period, the fund was overweight Brazil and Asia, with an underweight to Japan. The fund’s exposure to Europe was limited.

As of 2/28/10:
 Style Assessment1

 Country Weightings % of Investments

United States	35.1%

Hong Kong	11.5%

Australia	10.0%

Japan	7.2%

United Kingdom	6.4%

France	6.0%

Brazil	4.3%

China	4.1%

Canada	4.0%

Singapore	3.9%

Other Countries	7.5%

Total	100.0%

 Statistics

Number of Holdings	104
Weighted Average Market Cap ($ x 1,000,000)	$7,769
Price/Earnings Ratio (P/E)	-35.6
Price/Book Ratio (P/B)	0.1
Portfolio Turnover Rate	115%

 Industry Weightings % of Investments

Real Estate Management & Development	29.6%
Retail REITs	23.5%
Office REITs	8.5%
Diversified REITs	8.3%
Homebuilding	7.0%
Residential REITs	6.9%
Specialized REITs	6.2%
Industrial REITs	5.0%
Hotel, Resorts & Cruise Lines	2.9%
Short-Term Investments	2.1%
Total	100.0%

 Top Holdings % of Net Assets2

Simon Property Group, Inc.	4.6%
Westfield Group	4.1%
Sun Hung Kai Properties Ltd.	3.8%
Unibail-Rodamco SE	2.9%
Federal Realty Investment Trust	2.7%
Mitsui Fudosan Co., Ltd.	2.4%
The Link REIT	2.2%
Starwood Hotels & Resorts Worldwide, Inc.	2.2%
Essex Property Trust, Inc.	1.9%
Lennar Corp., Class A	1.9%
Total	28.7%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 2/28/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 2/28/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

May 31, 2007 – February 28, 2010
Performance of a Hypothetical
$10,000 Investment1,7

 Average Annual Total Returns1,4,5,7

Fund and Inception Date	1 Year		Since Inception

Fund: Schwab Global Real Estate Fundtm (5/31/07)	85.71%	*	-15.10%
FTSE EPRA/NAREIT Global Index[2]	86.19%		-15.76%
FTSE EPRA/NAREIT Developed (Net) Index[3]	83.15%		-16.81%
Fund Category: Morningstar Global Real Estate	77.08%		-17.39%

Fund Expense Ratios6: Net 1.05%; Gross 1.28%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FT or the Exchange and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	As of 3/24/09, the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.
[3]	This index was used as the fund’s benchmark until 3/23/09. Until 3/23/09, this index was called FTSE EPRA/NAREIT Global Index.
[4]	Source for category information: Morningstar, Inc.
[5]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the financial highlights section of the financial statements.
[7]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning September 1, 2009 and held through February 28, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period [1]
	(Annualized)	at 9/1/09	at 2/28/10	9/1/09–2/28/10

Schwab Global Real Estate Fundtm
Actual Return	1.08%	$1,000	$1,072.70	$5.55
Hypothetical 5% Return	1.08%	$1,000	$1,019.44	$5.41

[1]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund

Financial Statements

Financial Highlights

	3/1/09–	3/1/08–	5/31/07[2]–
	2/28/10[1]	2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	3.27	7.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.16	0.16
Net realized and unrealized gains (losses)	2.64	(4.65)	(2.05)

Total from investment operations	2.80	(4.49)	(1.89)
Less distributions:
Distributions from net investment income	(0.36)	(0.13)	(0.22)

Net asset value at end of period	5.71	3.27	7.89

Total return (%)	86.27	(57.72)	(19.06)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.07 [4]	1.05	1.05	[5]
Gross operating expenses	1.30	1.24	1.17	[5]
Net investment income (loss)	2.31	2.83	2.06	[5]
Portfolio turnover rate	115	108	67	[3]
Net assets, end of period ($ x 1,000,000)	147	45	167

[1]	Effective September 28, 2009, the Investor Shares class and the Select Share class were combined into a single class of shares of the fund. The Financial history as shown in the financial highlights is that of the former Select Shares.
[2]	Commencement of operations.
[3]	Not annualized.
[4]	The ratio of net operating expenses would have been 1.05% if certain non-routine expenses (proxy and tax expense) had not been included.
[5]	Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings  as of February 28, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.4%	Common Stock	125,578	143,045
0.4%	Preferred Stock	844	622
2.1%	Short-Term Investments	3,022	3,022

99.9%	Total Investments	129,444	146,689
0.1%	Other Assets and Liabilities, Net		121

100.0%	Net Assets		146,810

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 97.4% of net assets

Asia Pacific and Other 43.0%

Australia 9.2%
Bunnings Warehouse Property Trust	620,234	1,017
CFS Retail Property Trust	1,260,720	2,144
Commonwealth Property Office Fund	2,032,431	1,727
Goodman Group	1,273,947	683
Stockland	542,345	1,966
Westfield Group	555,322	5,970

		13,507

Brazil 4.2%
Brookfield Incorporacoes S.A.	251,800	1,262
Cyrela Brazil Realty S.A.	47,975	599
Gafisa S.A.	178,020	1,349
Iguatemi Empresa de Shopping Centers S.A.	66,900	1,059
Multiplan Empreendimentos Imobiliarios S.A.	75,450	1,304
Rossi Residencial S.A.	84,700	662

		6,235

China 4.1%
Agile Property Holdings Ltd.	958,000	1,224
Guangzhou R&F Properties Co., Ltd.	1,829,800	2,714
Hopson Development Holdings Ltd.	1,471,000	2,059

		5,997

Hong Kong 11.5%
GZI Real Estate Investment Trust	1,723,000	670
Henderson Land Development Co., Ltd.	201,500	1,361
Hongkong Land Holdings Ltd.	316,000	1,453
New World Development Co., Ltd.	1,135,500	2,083
Regal Real Estate Investment Trust	10,796,000	2,448
Sun Hung Kai Properties Ltd.	400,000	5,555
The Link REIT	1,308,218	3,290

		16,860

India 0.6%
DLF Ltd.	138,447	875

Japan 7.2%
Advance Residence Investment (a)	591	2,124
DA Office Investment Corp.	235	491
GOLDCREST Co., Ltd.	51,200	1,461
Mitsubishi Estate Co., Ltd.	53,000	831
Mitsui Fudosan Co., Ltd.	208,500	3,523
Sumitomo Realty & Development Co., Ltd.	118,000	2,092

		10,522

Mexico 0.5%
Consorcio ARA, S.A. de C.V. *	1,015,000	693

New Zealand 0.2%
ING Property Trust	714,501	374

Philippines 0.5%
SM Prime Holdings, Inc.	3,488,000	717

Singapore 3.8%
Allgreen Properties Ltd.	886,000	704
Ascendas India Trust	2,249,000	1,552
CapitaMalls Asia Ltd. *	400,000	649
Mapletree Logistics Trust	2,110,000	1,186
Yanlord Land Group Ltd.	1,164,209	1,481

		5,572

South Africa 1.2%
Growthpoint Properties Ltd.	589,014	1,111
Redefine Income Fund Ltd.	763,229	749

		1,860

		63,212

Europe 16.4%

Austria 0.8%
Conwert Immobilien Invest SE *	57,793	635
Sparkassen Immobilien AG *	98,492	610

		1,245

France 6.0%
Accor S.A.	19,347	977
Gecina S.A.	6,669	690
ICADE	8,766	879
Klepierre	17,878	665
Societe Immobilliere de Location pour l’Industrie et le Commerce	11,544	1,329
Unibail-Rodamco SE	21,781	4,298

		8,838

Germany 0.5%
Deutsche Wohnen AG *	72,519	681

Luxembourg 0.8%
GAGFAH S.A.	120,766	1,107

Netherlands 0.3%
Plaza Centers NV *	221,110	433

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Sweden 1.0%
Wallenstam AB, Class B	85,240	1,506

Switzerland 1.0%
Allreal Holding AG - Reg’d	12,055	1,404

United Kingdom 6.0%
Daejan Holdings plc	27,585	1,051
Grainger plc	331,618	646
Hammerson plc	192,587	1,125
Land Securities Group plc	177,704	1,715
Liberty International plc	129,003	931
Quintain Estates & Development plc *	701,360	652
Segro plc	223,325	1,087
Shaftesbury plc	134,526	771
Unite Group plc *	196,955	874

		8,852

		24,066

North America 38.0%

Canada 4.0%
Boardwalk Real Estate Investment Trust	52,051	1,950
Canadian Apartment Properties Real Estate Investment Trust	59,350	805
Canadian Real Estate Investment Trust	58,184	1,557
RioCan Real Estate Investment Trust	84,055	1,522

		5,834

United States 34.0%
Alexandria Real Estate Equities, Inc.	13,943	859
AMB Property Corp.	29,458	717
AvalonBay Communities, Inc.	22,520	1,834
BioMed Realty Trust, Inc.	52,964	818
Boston Properties, Inc.	38,316	2,603
Corporate Office Properties Trust	24,181	891
D.R. Horton, Inc.	124,100	1,534
Digital Realty Trust, Inc.	45,388	2,341
Duke Realty Corp.	80,610	895
Entertainment Properties Trust	23,152	885
Essex Property Trust, Inc.	32,342	2,778
Federal Realty Investment Trust	56,414	3,890
Home Properties, Inc.	14,965	685
Host Hotels & Resorts, Inc.	65,578	768
Kilroy Realty Corp.	19,486	552
Kimco Realty Corp.	123,394	1,714
Lasalle Hotel Properties	58,783	1,141
Lennar Corp., Class A	167,168	2,743
Monmouth Real Estate Investment Corp., Class A	106,540	788
OMEGA Healthcare Investors, Inc.	60,784	1,153
ProLogis	98,639	1,271
Public Storage	18,478	1,519
Simon Property Group, Inc.	85,568	6,699
Starwood Hotels & Resorts Worldwide, Inc.	83,660	3,238
Starwood Property Trust, Inc.	37,708	706
Tanger Factory Outlet Centers, Inc.	37,298	1,554
Ventas, Inc.	25,695	1,135
Vornado Realty Trust	40,505	2,662
Washington Real Estate Investment Trust	55,976	1,560

		49,933

		55,767

Total Common Stock (Cost $125,578)		143,045

Preferred Stock 0.4% of net assets

Asia Pacific and Other 0.4%

Australia 0.4%
Goodman Plus Trust	9,800	622

Total Preferred Stock (Cost $844)		622

	Face Amount
Security	Local Currency	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 2.1% of net assets

Time Deposits 2.1%
Branch Bank & Trust
US Dollar
0.03%, 03/01/10	101	101
Brown Brothers Harriman
Euro
0.04%, 03/01/10	12	16
Citibank
Australian Dollar
2.68%, 03/01/10	561	503
Canadian Dollar
0.05%, 03/01/10	50	48
Hong Kong Dollar
0.01%, 03/01/10	204	26
Japanese Yen
0.01%, 03/01/10	7,440	84
Pound Sterling
0.06%, 03/01/10	373	568
Singapore Dollar
0.01%, 03/01/10	210	149
HSBC Bank USA
US Dollar
0.03%, 03/01/10	1,527	1,527

Total Short-Term Investments (Cost $3,022)		3,022

End of Investments.

(All dollar amount are x 1,000)

At 02/28/10, the tax basis cost of the fund’s investments was $145,164 and the unrealized appreciation and depreciation were $5,962 and ($4,437), respectively, with a net unrealized appreciation of $1,525.

See financial notes 11

 Schwab Global Real Estate Fund

Portfolio Holdings continued

As of 02/28/10, the values of certain foreign securities held by the fund aggregating $76,214 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of February 28, 2010. All numbers are x 1,000 except NAV.

Assets

Investments, at value (cost $129,444)		$146,689
Foreign currency, at value (cost $1)		1
Receivables:
Dividends		195
Fund shares sold		48
Foreign tax reclaims		20
Prepaid expenses	+	2

Total assets		146,955

Liabilities

Payables:
Fund shares redeemed		64
Investment adviser and administrator fees		13
Shareholder services fees to affiliate		3
Accrued expenses	+	65

Total liabilities		145

Net Assets

Total assets		146,955
Total liabilities	−	145

Net assets		$146,810

Net Assets by Source
Capital received from investors		270,734
Distribution in excess of net investment income		(1,980)
Net realized capital losses		(139,190)
Net unrealized capital gains		17,246

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$146,810		25,697		$5.71

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Operations
For March 1, 2009 through February 28, 2010. All numbers are x 1,000.

Investment Income

Dividends (net of $238 foreign withholding tax)		$4,601
Interest	+	8

Total investment income		4,609

Net Realized Gains and Losses

Net realized losses on investments		(29,751)
Net realized losses on foreign currency transactions	+	261

Net realized gain losses		(29,490)

Net Unrealized Gains and Losses

Net unrealized gains on investments		91,852
Foreign currency translations	+	24

Net unrealized gains		91,876

Expenses

Investment adviser and administrator fees		1,001
Transfer agent and shareholder service fees:
Investor Shares[1]		66
Select Shares		235
Shareholder reports		82
Custodian fees		72
Portfolio accounting fees		70
Professional fees		67
Registration fees		17
Trustees’ fees		7
Tax expenses		6
Interest expense		3
Other expenses	+	19

Total expenses		1,645
Expense reduction by adviser	−	312

Net expenses		1,333

Increase (Decrease) in Net Assets from Operations

Total investment income		4,609
Net expenses	−	1,333

Net investment income		3,276
Net realized losses		(29,490)
Net unrealized gains	+	91,876

Increase in net assets from operations		$65,662

[1]	Effective September 28, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

14 See financial notes

 Schwab Global Real Estate Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

3/1/09-2/28/10			3/1/08-2/28/09
Net investment income		$3,276	$4,618
Net realized losses		(29,490)	(66,053)
Net unrealized gains (losses)	+	91,876	(53,339)

Increase (Decrease) in net assets from operations		65,662	(114,774)

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		695	1,258
Select Shares	+	8,010	1,911

Total distributions from net investment income		$8,705	$3,169

Transactions in Fund Shares1

		3/1/09-2/28/10		3/1/08-2/28/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		531	$2,466	1,243	$7,848
Select Shares	+	14,798	84,810	1,896	11,579

Total shares sold		15,329	$87,276	3,139	$19,427

Shares Reinvested
Investor Shares		136	$599	160	$1,089
Select Shares	+	779	4,409	243	1,582

Total shares reinvested		915	$5,008	403	$2,671

Shares Redeemed
Investor Shares		(10,413)	($59,677)	(4,517)	($28,260)
Select Shares	+	(3,549)	(19,484)	(9,631)	(67,659)

Total shares redeemed		(13,962)	($79,161)	(14,148)	($95,919)

Net transactions in fund shares		2,282	$13,123	(10,606)	($73,821)

Shares Outstanding and Net Assets

		3/1/09-2/28/10		3/1/08-2/28/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,415	$76,730	34,021	$268,494
Total increase or decrease	+	2,282	70,080	(10,606)	(191,764)

End of period		25,697	$146,810	23,415	$76,730

(Distribution in excess of net investment income)/Net investment income not yet distributed			($1,980)		$232

[1]	Effective September 28, 2009, all outstanding Investor Shares (9,121 shares valued at $53,949) combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 15

 Schwab Global Real Estate Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Premier Income Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab Tax-Free YieldPlus Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free YieldPlus Fund Schwab California Tax-Free Bond Fund Schwab 1000 Index Fund

Prior to September 29, 2009, the fund offered two share classes: Investor Shares and Select Shares®. Shares of each class represented an interest in the same portfolio. Effective September 28, 2009, all outstanding Investor Shares were converted into Select Shares and the fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares became an former owner of Select Shares of the fund.

Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the fund values its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures contracts: valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by the underlying fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities. — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of February 28, 2010:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock
Asia Pacific and Other(a)	$—	$40,190	$—	$40,190
Brazil	6,235	—	—	6,235
Japan	—	8,398	2,124	10,522
Mexico	693	—	—	693
Singapore	2,201	3,371	—	5,572
Europe(a)	—	23,633	—	23,633
Netherlands	433	—	—	433
North America(a)	55,767	—	—	55,767
Preferred Stock(a)	—	622	—	622
Short-Term Investments(a)	—	3,022	—	3,022

Total	$65,329	$79,236	$2,124	$146,689

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance						Balance
	as of	Accrued	Realized	Change in	Net	Net	as of
	February 28,	Discounts	Gain	Unrealized	Purchases	Transfers	February 28,
Investments in Securities	2009	(Premiums)	(Loss)	Gain (Loss)	(Sales)	in/out	2010

Common Stock
Asia Pacific and Other
Japan	$—	$—	($8)	($239)	—	$2,371	$2,124

Total	$—	$—	($8)	($239)	—	$2,371	$2,124

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying statement of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the fund at February 28, 2010 are presented in the table above.

(b) Portfolio Investments:

Derivatives: The fund may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date.

Because futures contracts carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Securities Lending: The fund may loan securities to certain brokers, dealers and other financial institutions that pay the fund negotiated fees. The fund receives cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

Real Estate Investment Trusts: The fund may own shares of real estate trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REITs.

Repurchase Agreement: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. The fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund may record certain foreign security dividends on the day it learns of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as a receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income every quarter and net realized capital gains, if any, once a year.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but no limited to, those described below:

Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Real estate investment risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; overbuilding; extended vacancies of properties; default by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

 Schwab Global Real Estate Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and

Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets. Prior to July 1, 2009, these fees were 0.90% of the fund’s average daily net assets not in excess of $500 million, 0.88% of such assets over $500 million and 0.86% of such assets over $1 billion.

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent until June 30, 2009. Effective July 1, 2009, the trust has appointed Boston Financial Data Services Inc. (“BFDS”) as transfer agent of the fund and adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. Pursuant to the Plan, the fund pays Schwab and other financial intermediaries to provide certain account maintenance, customer liaison and shareholder services to the fund’s shareholders holding shares of the fund through that financial intermediary. Under the Plan, Schwab is entitled to receive an annual fee of 0.25% payable monthly based on the average daily net assets. Prior to July 1, 2009, BFDS served as the fund’s sub-transfer agent.

Prior to July 1, 2009, for the transfer agent and shareholder services, Schwab was entitled to receive an annual fee payable monthly based on the fund’s average daily net assets as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%

Although the foregoing agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses, to 1.05% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees (prior to May 5, 2009, these expense limitations were 1.20% for Investor Shares and 1.05% for Select Shares).

The fund allows other Schwab Funds to own its shares. The table below reflects the percentage of the Schwab Global Real Estate Fund’s shares owned by other Schwab Funds as of February 28, 2010:

Target 2010 Fund	1.0%
Target 2015 Fund	0.5%
Target 2020 Fund	5.7%
Target 2025 Fund	1.0%
Target 2030 Fund	6.8%
Target 2035 Fund	1.0%
Target 2040 Fund	6.7%
Monthly Income Fund — Moderate Payout	1.2%
Monthly Income Fund — Enhanced Payout	4.0%
Monthly Income Fund — Maximum Payout	2.0%

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended February 28, 2010, the fund had no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

 Schwab Global Real Estate Fund

Financial Notes (continued)

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There was no borrowing from the lines of credit during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended February 28, 2010, purchases and sales of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$144,603	$137,243

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are net of the redemption fees proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

Current Period	Prior Period
(03/01/09-02/28/10)	(03/01/08-02/28/09)

$3	$3

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of February 28, 2010, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$3,611
Undistributed long-term capital gains	—
Unrealized appreciation on investments	5,962
Unrealized depreciation on investments	(4,437)
Other unrealized appreciation/(depreciation)	1

Net unrealized appreciation/(depreciation)	$1,526

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs), and Real Estate Investment Trusts (REITs).

 Schwab Global Real Estate Fund

Financial Notes (continued)

9. Federal Income Taxes: (continued):
       (All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2010, the fund had capital loss carry forwards available to offset future net capital gains before the expiration date:

Expiration Date

February 28, 2016	$2,088
February 28, 2017	66,688
February 28, 2018	60,285

Totals	$129,061

For tax purposes, realized net capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, the fund had no deferred realized net capital losses and did not utilize any capital losses to offset capital gains.

The tax-basis components of distributions paid during the current and prior periods were:

Current period distributions		Prior period distributions

Ordinary income	$8,705	Ordinary income	$3,169
Long-term capital gains	—	Long-term capital gains	—
Return of capital	—	Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as PFICs, REITs, non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2010, the fund made the following reclassifications:

Capital shares	($6)
Undistributed net investment income	3,217

Net realized capital gains and losses	($3,211)

As of February 28, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2010, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2007.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Global Real Estate Fund (one of the portfolios constituting Schwab Investments, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 15, 2010

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

For the period ended February 28, 2010, the fund designates $250 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2011 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

The fund may elect to pass on the benefits of the foreign tax credit of $190 to its shareholders for the period ended February 28, 2010.

Results of Proxy Voting:

At a special meeting of shareholders of the trust held on December 14, 2009, shareholders approved the following proposal: to elect nine trustees to serve on the Board of Trustees of the trust. The individuals listed in the table below were elected as trustees for each fund. All trustees served as trustees of the trust prior to the special meeting.

	For	Withheld	% For
	(shares)	(shares)

Charles R. Schwab	459,325,700.18	28,086,852.10	94.24%
Walter W. Bettinger, II	462,501,711.78	24,910,840.50	94.89%
Mariann Byerwalter	462,421,752.63	24,990,799.65	94.87%
John F. Cogan	463,280,067.34	24,132,484.94	94.05%
William A. Hasler	459,926,827.89	27,485,724.39	94.36%
Gerald B. Smith	462,799,212.90	24,613,339.38	94.95%
Donald R. Stephens	462,936,148.60	24,476,403.68	94.98%
Joseph H. Wender	462,081,721.45	25,330,830.83	94.80%
Michael W. Wilsey	461,613,391.08	25,799,161.20	94.71%

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 85 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1991.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	77	None

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008-present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1991.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	77	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1991.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	85	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (2004 – present); President and Chief Executive Officer (2008 – present) and Chief Investment Officer (2006 – present), Laudus Trust and Laudus Institutional Trust; Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust. Since 2009, Vice President of Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2009 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR41206-02

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler and Mariann Byerwalter, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Messrs. Hasler and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
          Audit Fees

2009/10: $396,441	2008/9: $379,810
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
          Audit-Related Fees

          For services rendered to Registrant:

2009/10: $29,163	2008/9: $28,041
          Nature of these services: tax provision review.
          In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
          Tax Fees
          For services rendered to Registrant:

2009/10: $30,888	2008/9: $29,700
          Nature of these services: preparation and review of tax returns.
          In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
          All Other Fees
          For services rendered to Registrant:

2009/10: $1,119	2008/9: $4,348

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
          In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2009/10: $61,170	2008/9: $62,027
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments – Global Real Estate Fund

By:	/s/ Randall W. Merk Randall W. Merk
Chief Executive Officer
Date: 4/19/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk Randall W. Merk
Chief Executive Officer

Date: 4/19/2010

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date: 4/19/2010